Exhibit 99.2

Supplemental Financial Information August 1, 2017

Supplemental Financial Information For the quarter ended June 30, 2017 August 1, 2017

Supplemental Financial Information August 1, 2017

Supplemental Financial Information August 1, 2017

Supplemental Financial Information August 1, 2017

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information August 1, 2017

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that, as of August 1, 2017, has interests in 27 hotels held for investment comprised of 13,202 rooms. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant lodging real estate. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information August 1, 2017

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of August 1, 2017, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

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Supplemental Financial Information August 1, 2017

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information August 1, 2017

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Ground rent adjustments: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the Financial Accounting Standards Board’s (“FASB”) definition of a business in accordance with the Business Combinations Topic of the Accounting Standards Codification are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•	Noncontrolling interest: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

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Supplemental Financial Information August 1, 2017

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Centric Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the Hyatt Centric Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as income tax benefits or provisions associated with any changes to deferred tax assets or the valuation allowance, the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  13 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  14 of this supplemental package.

Our 26 Hotel Comparable Portfolio is comprised of all 26 hotels we owned as of June 30, 2017. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

Our 27 Hotel Pro Forma Portfolio is comprised of all 26 hotels we owned as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition.

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Supplemental Financial Information August 1, 2017

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 1, 2017

Condensed Consolidated Balance Sheets
Q2 2017 – Q2 2016

(In thousands)	June 30, 2017 (1)	March 31, 2017 (2)	December 31, 2016 (3)	September 30, 2016 (4)	June 30, 2016 (5)
Assets
Investment in hotel properties:
Land	$529,401	$531,660	$531,660	$542,660	$542,660
Buildings & improvements	3,163,757	3,174,081	3,135,806	3,168,291	3,118,115
Furniture, fixtures, & equipment	522,623	522,806	512,372	510,347	492,275
Other	84,544	98,636	115,485	164,893	190,358
	4,300,325	4,327,183	4,295,323	4,386,191	4,343,408
Less accumulated depreciation & amortization	(1,195,356)	(1,177,711)	(1,137,104)	(1,151,377)	(1,111,739)
	3,104,969	3,149,472	3,158,219	3,234,814	3,231,669

Other noncurrent assets, net	16,876	12,032	13,391	11,684	12,300

Current assets:
Cash and cash equivalents	597,318	441,830	369,537	367,117	354,682
Restricted cash	66,415	64,414	67,923	67,248	62,335
Other current assets, net	56,371	64,733	51,051	58,598	56,154
Assets held for sale, net	—	—	79,113	—	—
Total assets	$3,841,949	$3,732,481	$3,739,234	$3,739,461	$3,717,140

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 1, 2017

Condensed Consolidated Balance Sheets
Q2 2017– Q2 2016 (cont.)

(In thousands)	June 30, 2017 (1)	March 31, 2017 (2)	December 31, 2016 (3)	September 30, 2016 (4)	June 30, 2016 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$9,023	$8,898	$184,929	$251,276	$251,719
Other current liabilities	109,989	111,419	220,722	117,911	114,258
Liabilities of assets held for sale	—	—	3,153	—	—
Total current liabilities	119,012	120,317	408,804	369,187	365,977

Notes payable, less current portion, net	980,066	982,460	746,374	748,767	751,096
Capital lease obligations, less current portion	15,574	15,574	15,574	15,574	15,575
Other liabilities	36,631	36,917	36,650	42,677	44,945
Total liabilities	1,151,283	1,155,268	1,207,402	1,176,205	1,177,593

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,252	2,204	2,201	2,165	2,166

Additional paid in capital	2,672,216	2,594,724	2,596,620	2,540,782	2,539,278
Retained earnings	897,968	848,736	786,901	753,725	716,351
Cumulative dividends and distributions	(1,121,645)	(1,107,180)	(1,092,952)	(973,105)	(959,072)
Total stockholders' equity	2,640,791	2,528,484	2,482,770	2,513,567	2,488,723
Noncontrolling interest in consolidated joint venture	49,875	48,729	49,062	49,689	50,824
Total equity	2,690,666	2,577,213	2,531,832	2,563,256	2,539,547
Total liabilities and equity	$3,841,949	$3,732,481	$3,739,234	$3,739,461	$3,717,140

(1)	As presented on Form 10-Q to be filed in August 2017.
(2)	As presented on Form 10-Q filed on May 4, 2017.
(3)	As presented on Form 10-K filed on February 23, 2017.
(4)	As presented on Form 10-Q filed November 2, 2016.
(5)	As presented on Form 10-Q filed August 8, 2016.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 1, 2017

Consolidated Statements of Operations
Q2 and YTD 2017/2016

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2017	2016	2017	2016
Revenues
Room	$223,653	$224,176	$414,020	$411,473
Food and beverage	78,621	81,298	154,122	152,532
Other operating	16,522	16,686	31,397	32,447
Total revenues	318,796	322,160	599,539	596,452
Operating expenses
Room	54,557	54,517	105,849	105,561
Food and beverage	50,969	52,939	101,506	104,868
Other operating	4,033	4,132	7,864	8,188
Advertising and promotion	14,911	15,277	29,857	30,270
Repairs and maintenance	10,796	10,999	21,763	22,263
Utilities	7,291	7,348	14,513	14,862
Franchise costs	9,881	9,898	17,936	17,994
Property tax, ground lease and insurance	20,791	18,157	42,078	40,997
Other property-level expenses	35,766	37,982	70,504	72,695
Corporate overhead	7,573	6,809	14,352	13,526
Depreciation and amortization	39,525	40,680	80,332	80,727
Total operating expenses	256,093	258,738	506,554	511,951
Operating income	62,703	63,422	92,985	84,501
Interest and other income	849	355	1,570	844
Interest expense	(13,084)	(15,872)	(24,333)	(35,882)
Loss on extinguishment of debt	—	(154)	(4)	(259)
Gain on sale of assets	1,189	18,223	45,474	18,223
Income before income taxes	51,657	65,974	115,692	67,427
Income tax provision	(242)	(238)	(450)	(475)
Net income	51,415	65,736	115,242	66,952
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	(1,655)	(4,175)	(3,305)
Preferred stock dividends and redemption charge	(3,207)	(6,783)	(6,414)	(9,549)
Income attributable to common stockholders	$46,025	$57,298	$104,653	$54,098

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.21	$0.26	$0.47	$0.25

Basic and diluted weighted average common shares outstanding	220,130	215,385	219,614	214,136

Distributions declared per common share	$0.05	$0.05	$0.10	$0.10

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information August 1, 2017

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 and YTD 2017/2016

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2017	2016	2017	2016
Net income	$51,415	$65,736	$115,242	$66,952
Operations held for investment:
Depreciation and amortization	39,525	40,680	80,332	80,727
Amortization of lease intangibles	63	64	126	127
Interest expense	13,084	15,872	24,333	35,882
Income tax provision	242	238	450	475
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	(1,655)	(4,175)	(3,305)
Depreciation and amortization	(612)	(870)	(1,487)	(1,735)
Interest expense	(488)	(414)	(945)	(827)
EBITDA	101,046	119,651	213,876	178,296

Operations held for investment:
Amortization of deferred stock compensation	2,591	2,463	4,340	4,077
Amortization of favorable and unfavorable contracts, net	96	19	195	15
Noncash ground rent	(285)	460	(560)	948
Capital lease obligation interest - cash ground rent	(351)	(351)	(702)	(702)
Gain on sale of assets, net	(1,180)	(18,227)	(45,750)	(18,234)
Loss on extinguishment of debt	—	154	4	259
Closing costs - completed acquisitions	374	—	374	—
Prior year property tax adjustments, net	(101)	(3,943)	(101)	(4,040)
Property-level restructuring, severance and management transition costs	—	—	—	1,560
Lease termination costs	—	1,000	—	1,000
Noncontrolling interest:
Noncash ground rent	73	(112)	145	(225)
	1,217	(18,537)	(42,055)	(15,342)
Adjusted EBITDA	$102,263	$101,114	$171,821	$162,954

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information August 1, 2017

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q2 and YTD 2017/2016

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2017	2016	2017	2016
Net income	$51,415	$65,736	$115,242	$66,952
Preferred stock dividends and redemption charge	(3,207)	(6,783)	(6,414)	(9,549)
Operations held for investment:
Real estate depreciation and amortization	39,402	40,526	80,080	80,419
Amortization of lease intangibles	63	64	126	127
Gain on sale of assets, net	(1,180)	(18,227)	(45,750)	(18,234)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	(1,655)	(4,175)	(3,305)
Real estate depreciation and amortization	(612)	(870)	(1,487)	(1,735)
FFO attributable to common stockholders	83,698	78,791	137,622	114,675

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	96	19	195	15
Noncash ground rent	(285)	460	(560)	948
Noncash interest related to loss on derivatives, net	1,006	2,782	349	9,184
Loss on extinguishment of debt	—	154	4	259
Closing costs - completed acquisitions	374	—	374	—
Prior year property tax adjustments, net	(101)	(3,943)	(101)	(4,040)
Property-level restructuring, severance and management transition costs	—	—	—	1,560
Lease termination costs	—	1,000	—	1,000
Preferred stock redemption charge	—	4,052	—	4,052
Noncontrolling interest:
Noncash ground rent	73	(112)	145	(225)
Noncash interest related to loss on derivative	—	—	(4)	—
	1,163	4,412	402	12,753
Adjusted FFO attributable to common stockholders	$84,861	$83,203	$138,024	$127,428
FFO attributable to common stockholders per diluted share	$0.38	$0.37	$0.63	$0.54
Adjusted FFO attributable to common stockholders per diluted share	$0.38	$0.39	$0.63	$0.59

Basic weighted average shares outstanding	220,130	215,385	219,615	214,136
Shares associated with unvested restricted stock awards	291	116	276	100
Diluted weighted average shares outstanding	220,421	215,501	219,891	214,236

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information August 1, 2017

Pro Forma Consolidated Statements of Operations
Q2 2017 – Q3 2016,  FY 2016

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	December 31,	September 30,	December 31,
	2017	2017	2016	2016	2016
Revenues
Room	$225,901	$187,451	$189,257	$210,221	$792,892
Food and beverage	78,730	73,925	70,253	65,939	280,969
Other operating	16,867	14,561	20,608	15,934	67,363
Total revenues	321,498	275,937	280,118	292,094	1,141,224

Operating Expenses
Room	55,096	50,867	49,883	52,522	203,276
Food and beverage	51,058	49,629	47,913	46,981	194,344
Other expenses	103,847	99,734	99,011	99,819	396,032
Corporate overhead	7,573	6,779	6,073	6,392	25,991
Depreciation and amortization	40,149	41,084	40,276	38,866	156,253
Total operating expenses	257,723	248,093	243,156	244,580	975,896

Operating Income	63,775	27,844	36,962	47,514	165,328

Interest and other income	849	721	673	283	1,800
Interest expense	(13,084)	(11,249)	(3,265)	(11,136)	(50,283)
Loss on extinguishment of debt	—	(4)	(25)	—	(284)
Gain on sale of asset	—	—	190	—	190
Income before income taxes	51,540	17,312	34,535	36,661	116,751
Income tax (provision) benefit	(242)	(208)	(343)	1,434	616
Income from continuing operations	$51,298	$17,104	$34,192	$38,095	$117,367
Adjusted EBITDA (2)	$103,959	$67,397	$77,443	$85,030	$318,162

(1)

Includes the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, which includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017. Excludes the Company's ownership results for the Marriott Park City, Fairmont Newport Beach and Sheraton Cerritos due to their sales in June 2017, February 2017 and May 2016, respectively.

(2)

The Adjusted EBITDA reconciliations for the three and six months ended June 30, 2017 and the year ended December 31, 2016 can be found on pages 16, 19 and 22, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 2017

	Three Months Ended June 30, 2017
		Disposition:	Acquisition:	Issuance:
		Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Park City (2)	Hotel & Marina (3)	Stock (4)	Forma (5)

Net income	$51,415	$(689)	$572	$—	$51,298
Operations held for investment:
Depreciation and amortization	39,525	(176)	800	—	40,149
Amortization of lease intangibles	63	—	—	—	63
Interest expense	13,084	—	—	—	13,084
Income tax provision	242	—	—	—	242
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	—	—	—	(2,183)
Depreciation and amortization	(612)	—	—	—	(612)
Interest expense	(488)	—	—	—	(488)
EBITDA	101,046	(865)	1,372	—	101,553

Operations held for investment:
Amortization of deferred stock compensation	2,591	—	—	—	2,591
Amortization of favorable and unfavorable contracts, net	96	—	—	—	96
Noncash ground rent	(285)	—	—	—	(285)
Capital lease obligation interest - cash ground rent	(351)	—	—	—	(351)
Gain on sale of assets, net	(1,180)	1,189	—	—	9
Closing costs - completed acquisitions	374	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	73	—	—	—	73
	1,217	1,189	—	—	2,406

Adjusted EBITDA	$102,263	$324	$1,372	$—	$103,959

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2017

	Three Months Ended June 30, 2017
		Disposition:	Acquisition:	Issuance:
		Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Park City (2)	Hotel & Marina (3)	Stock (4)	Forma (5)

Net income	$51,415	$(689)	$572	$—	$51,298
Preferred stock dividends	(3,207)	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	39,402	(176)	800	—	40,026
Amortization of lease intangibles	63	—	—	—	63
Gain on sale of assets, net	(1,180)	1,189	—	—	9
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	—	—	—	(2,183)
Real estate depreciation and amortization	(612)	—	—	—	(612)
FFO attributable to common stockholders	83,698	324	1,372	—	85,394

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	96	—	—	—	96
Noncash ground rent	(285)	—	—	—	(285)
Noncash interest related to loss on derivatives, net	1,006	—	—	—	1,006
Closing costs - completed acquisitions	374	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	73	—	—	—	73
	1,163	—	—	—	1,163

Adjusted FFO attributable to common stockholders	$84,861	$324	$1,372	$—	$86,557

FFO attributable to common stockholders per diluted share	$0.38				$0.38

Adjusted FFO attributable to common stockholders per diluted share	$0.38				$0.39

Basic weighted average shares outstanding	220,130			4,002	224,132
Shares associated with unvested restricted stock awards	291			-	291
Diluted weighted average shares outstanding	220,421			4,002	224,423

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q2 2017 Footnotes

(1)	Actual represents the Company's ownership results for all 26 hotels owned by the Company as of June 30, 2017, as well as results for the Marriott Park City prior to its disposition in June 2017.
(2)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(3)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(4)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(5)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 YTD 2017

	Six Months Ended June 30, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$115,242	$(45,304)	$(2,636)	$1,100	$—	$68,402
Operations held for investment:
Depreciation and amortization	80,332	—	(699)	1,600	—	81,233
Amortization of lease intangibles	126	—	—	—	—	126
Interest expense	24,333	—	—	—	—	24,333
Income tax provision	450	—	—	—	—	450
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(4,175)	—	—	—	—	(4,175)
Depreciation and amortization	(1,487)	—	—	—	—	(1,487)
Interest expense	(945)	—	—	—	—	(945)
EBITDA	213,876	(45,304)	(3,335)	2,700	—	167,937

Operations held for investment:
Amortization of deferred stock compensation	4,340	—	—	—	—	4,340
Amortization of favorable and unfavorable contracts, net	195	—	—	—	—	195
Noncash ground rent	(560)	—	—	—	—	(560)
Capital lease obligation interest - cash ground rent	(702)	—	—	—	—	(702)
Gain on sale of assets, net	(45,750)	44,285	1,189	—	—	(276)
Loss on extinguishment of debt	4	—	—	—	—	4
Closing costs - completed acquisitions	374	—	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	145	—	—	—	—	145
	(42,055)	44,285	1,189	—	—	3,419

Adjusted EBITDA	$171,821	$(1,019)	$(2,146)	$2,700	$—	$171,356

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 YTD 2017

	Six Months Ended June 30, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$115,242	$(45,304)	$(2,636)	$1,100	$—	$68,402
Preferred stock dividends	(6,414)	—	—	—	—	(6,414)
Operations held for investment:
Real estate depreciation and amortization	80,080	—	(699)	1,600	—	80,981
Amortization of lease intangibles	126	—	—	—	—	126
Gain on sale of assets, net	(45,750)	44,285	1,189	—	—	(276)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(4,175)	—	—	—	—	(4,175)
Real estate depreciation and amortization	(1,487)	—	—	—	—	(1,487)
FFO attributable to common stockholders	137,622	(1,019)	(2,146)	2,700	—	137,157

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	195	—	—	—	—	195
Noncash ground rent	(560)	—	—	—	—	(560)
Noncash interest related to loss on derivatives, net	349	—	—	—	—	349
Loss on extinguishment of debt	4	—	—	—	—	4
Closing costs - completed acquisitions	374	—	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	145	—	—	—	—	145
Noncash interest related to loss on derivative	(4)	—	—	—	—	(4)
	402	—	—	—	—	402

Adjusted FFO attributable to common stockholders	$138,024	$(1,019)	$(2,146)	$2,700	$—	$137,559

FFO attributable to common stockholders per diluted share	$0.63					$0.61

Adjusted FFO attributable to common stockholders per diluted share	$0.63					$0.61

Basic weighted average shares outstanding	219,615				4,437	224,052
Shares associated with unvested restricted stock awards	276				-	276
Diluted weighted average shares outstanding	219,891				4,437	224,328

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q2 YTD 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 26 hotels owned by the Company as of June 30, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(5)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(6)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2016

	Year Ended December 31, 2016
		Disposition:	Disposition:	Disposition:	Issuance:
		Sheraton	Fairmont	Marriott	Common	Pro
(In thousands)	Actual (1)	Cerritos (2)	Newport Beach (3)	Park City (4)	Stock (5)	Forma (6)

Net income	$140,677	$(19,099)	$(3,579)	$(632)	$—	$117,367
Operations held for investment:
Depreciation and amortization	163,016	(528)	(4,249)	(1,986)	—	156,253
Amortization of lease intangibles	252	—	—	—	—	252
Interest expense	50,283	—	—	—	—	50,283
Income tax benefit	(616)	—	—	—	—	(616)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	—	—	(6,480)
Depreciation and amortization	(3,480)	—	—	—	—	(3,480)
Interest expense	(1,684)	—	—	—	—	(1,684)
EBITDA	341,968	(19,627)	(7,828)	(2,618)	—	311,895

Operations held for investment:
Amortization of deferred stock compensation	7,157	—	—	—	—	7,157
Amortization of favorable and unfavorable contracts, net	394	—	—	—	—	394
Noncash ground rent	1,878	—	—	—	—	1,878
Capital lease obligation interest - cash ground rent	(1,404)	—	—	—	—	(1,404)
Gain on sale of assets, net	(18,422)	18,223	—	—	—	(199)
Loss on extinguishment of debt	284	—	—	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	—	—	1,578
Lease termination costs	1,000	—	—	—	—	1,000
Noncontrolling interest:
Noncash ground rent	(450)	—	—	—	—	(450)
	(11,956)	18,223	—	—	—	6,267

Adjusted EBITDA	$330,012	$(1,404)	$(7,828)	$(2,618)	$—	$318,162

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2016

	Year Ended December 31, 2016
		Disposition:	Disposition:	Disposition:	Issuance:
		Sheraton	Fairmont	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Park City (4)	Stock (5)	Forma (6)

Net income	$140,677	$(19,099)	$(3,579)	$(632)	$—	$117,367
Preferred stock dividends and redemption charge	(15,964)	—	—	—	—	(15,964)
Operations held for investment:
Real estate depreciation and amortization	162,431	(528)	(4,249)	(1,986)	—	155,668
Amortization of lease intangibles	252	—	—	—	—	252
Gain on sale of assets, net	(18,422)	18,223	—	—	—	(199)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	—	—	(6,480)
Real estate depreciation and amortization	(3,480)	—	—	—	—	(3,480)
FFO attributable to common stockholders	259,014	(1,404)	(7,828)	(2,618)	—	247,164

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	394	—	—	—	—	394
Noncash ground rent	1,878	—	—	—	—	1,878
Noncash interest related to gain on derivatives, net	(1,426)	—	—	—	—	(1,426)
Loss on extinguishment of debt	284	—	—	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	—	—	1,578
Lease termination costs	1,000	—	—	—	—	1,000
Income tax benefit related to prior years	(1,596)	—	—	—	—	(1,596)
Preferred stock redemption charge	4,052	—	—	—	—	4,052
Noncontrolling interest:
Noncash ground rent	(450)	—	—	—	—	(450)
	1,743	—	—	—	—	1,743

Adjusted FFO attributable to common stockholders	$260,757	$(1,404)	$(7,828)	$(2,618)	$—	$248,907

FFO attributable to common stockholders per diluted share	$1.20					$1.11

Adjusted FFO attributable to common stockholders per diluted share	$1.21					$1.11

Basic weighted average shares outstanding	214,966				8,252	223,218
Shares associated with unvested restricted stock awards	242				—	242
Diluted weighted average shares outstanding	215,208				8,252	223,460

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information August 1, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
FY 2016 Footnotes

(1)	Actual represents the Company's ownership results for all 28 hotels owned by the Company as of December 31, 2016, as well as results for the Sheraton Cerritos prior to its disposition in May 2016.
(2)	Disposition: Sheraton Cerritos represents the Company's ownership results for the hotel, sold in May 2016.
(3)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(4)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(5)

Issuance: Common Stock represents the 3,564,047 shares, the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in December 2016, the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(6)

Pro Forma represents the Company's ownership results for the 26  Hotel Comparable Portfolio, which includes all 26 hotels owned by the Company as of June 30, 2017, as well as the common stock issuances in 2016 and 2017.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information August 1, 2017

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information August 1, 2017

Earnings Guidance for Q3 and FY 2017

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2017.

For the third quarter of 2017, the Company expects:

Metric	Quarter Ended September 30, 2017 Guidance (1)
Net Income ($ millions)	$34 to $37
26 Hotel Portfolio RevPAR Growth (2)	- 0.5% to + 1.5%
Adjusted EBITDA ($ millions)	$83 to $86
Adjusted FFO Attributable to Common Stockholders ($ millions)	$66 to $69
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.29 to $0.31
Diluted Weighted Average Shares Outstanding	224,700,000

For the full year of 2017, the Company expects:

Metric	Prior Full Year 2017 Guidance (3)	Adjustments (4)	Adjusted Prior Full Year 2017 Guidance	Current Full Year 2017 Guidance (1)	Change in Full Year 2017 Guidance Midpoint
Net Income ($ millions)	$156 to $174	+ $2	$158 to $176	$170 to $186	+ $11
26 Hotel Portfolio RevPAR Growth (2)	+ 1.5% to + 3.5%	―	+ 1.5% to + 3.5%	+ 1.5% to + 3.5%	―
Adjusted EBITDA ($ millions)	$316 to $334	+ $3	$319 to $337	$325 to $340	+ $5
Adjusted FFO Attributable to Common Stockholders ($ millions)	$250 to $268	+ $3	$252 to $270	$258 to $274	+ $5
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.14 to $1.22	- $0.01	$1.13 to $1.21	$1.16 to $1.23	+ $0.03
Diluted Weighted Average Shares Outstanding	219,800,000	+ 2,700,000	222,500,000	222,500,000	―

(1)	See page 28 for a detailed reconciliation.
(2)	The Oceans Edge Hotel & Marina is excluded from the guidance for RevPAR Growth as it did not open until January 2017.
(3)	Represents guidance presented on May 2, 2017.
(4)

Adjustments reflect the sale of the Marriott Park City in June 2017, the Company's weighted average share issuances under its ATM agreements and the acquisition of the Oceans Edge Hotel & Marina in July 2017.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information August 1, 2017

Earnings Guidance for Q3 and FY 2017

Third quarter and full year 2017 guidance are based in part on the following assumptions:

•	Full year 26 Hotel Portfolio RevPAR guidance is benefiting 150 to 200 basis points from the completed repositioning at the Wailea Beach Resort.
•	Full year 26 Hotel Portfolio Adjusted EBITDA Margin change of approximately flat to +75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to any acquisition closing costs) of approximately $19.5 million to $20.5 million.
•	Full year amortization of deferred stock compensation expense of approximately $8.0 million.
•

Full year interest expense of approximately $48.3 million to $48.7 million, including approximately $2.3 million in amortization of deferred financing fees and excluding approximately $1.4 million of capital lease obligation interest.

•	Full year total preferred dividends of $12.8 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information August 1, 2017

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q3 and FY 2017

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	September 30, 2017		December 31, 2017
(In thousands, except per share data)	Low	High	Low	High

Net income	$33,900	$37,300	$169,500	$185,500
Depreciation and amortization	38,300	38,200	157,000	156,600
Amortization of lease intangibles	100	100	300	300
Interest expense	12,300	12,100	48,700	48,300
Income tax provision	200	200	900	900
Noncontrolling interest	(3,200)	(3,300)	(11,900)	(12,100)
Amortization of deferred stock compensation	1,800	1,800	8,000	8,000
Amortization of favorable and unfavorable contracts, net	—	—	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Gain on sale of assets, net	—	—	(45,800)	(45,800)
Closing costs - completed acquisitions	300	300	700	700
Prior year property tax adjustments, net	—	—	(100)	(100)
Adjusted EBITDA	$83,000	$86,000	$325,000	$340,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$33,900	$37,300	$169,500	$185,500
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	38,200	38,100	156,600	156,400
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,800)	(2,900)	(10,000)	(10,100)
Amortization of favorable and unfavorable contracts, net	—	—	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest related to loss on derivatives, net	—	—	300	300
Gain on sale of assets, net	—	—	(45,800)	(45,800)
Closing costs - completed acquisitions	300	300	700	700
Prior year property tax adjustments, net	—	—	(100)	(100)
Adjusted FFO attributable to common stockholders	$66,200	$69,400	$257,800	$273,500

Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.31	$1.16	$1.23

Diluted weighted average shares outstanding	224,700	224,700	222,500	222,500

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information August 1, 2017

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information August 1, 2017

Comparative Capitalization
Q2 2017 –  Q2 2016

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2017	2017	2016	2016	2016

Common Share Price & Dividends
At the end of the quarter	$16.12	$15.33	$15.25	$12.79	$12.07
High during quarter ended	$16.72	$15.65	$15.91	$13.89	$13.85
Low during quarter ended	$14.89	$14.24	$12.20	$12.03	$11.37
Common dividends per share	$0.05	$0.05	$0.53	$0.05	$0.05

Common Shares & Units
Common shares outstanding	225,152	220,417	220,073	216,509	216,576
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	225,152	220,417	220,073	216,509	216,576

Capitalization
Market value of common equity	$3,629,453	$3,378,999	$3,356,115	$2,769,151	$2,614,067
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt (1) (2)	994,759	997,346	999,944	1,004,975	1,008,034
Consolidated total capitalization	4,814,212	4,566,345	4,546,059	3,964,126	3,812,101

Noncontrolling interest in consolidated debt (2)	(55,184)	(55,386)	(55,585)	(55,781)	(55,974)
Pro rata total capitalization	$4,759,028	$4,510,959	$4,490,474	$3,908,345	$3,756,127

Consolidated debt to total capitalization	20.7%	21.8%	22.0%	25.4%	26.4%
Pro rata debt to pro rata total capitalization	19.7%	20.9%	21.0%	24.3%	25.3%
Consolidated debt and preferred equity to total capitalization	24.6%	26.0%	26.2%	30.1%	31.4%
Pro rata debt and preferred equity to total capitalization	23.7%	25.1%	25.3%	29.1%	30.4%

(1)

Fourth quarter 2016 includes the effects of the Company's $240.0 million private placement of two series of senior unsecured corporate-level notes funded on January 10, 2017, as well as the partial use of these funds, on January 11, 2017 to repay the $176.0 million loan secured by the Marriott Boston Long Wharf.

(2)

Represents the outstanding debt principal balance and excludes the effects of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 30

Supplemental Financial Information August 1, 2017

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2017	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$82,415	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	118,151	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	86,156	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	62,301	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				774,023	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	220,736	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				220,736	213,513

TOTAL CONSOLIDATED DEBT				$994,759	$945,571

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.27%
Weighted Average Maturity of Debt				5.6 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at June 30, 2017, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information August 1, 2017

Consolidated Amortization and Debt Maturity Schedule

as of June 30, 2017

Principal Pymt at Maturity
Scheduled Principal Amortization as of June 30, 2017
(dollar amounts in millions)
250.0
200.0
150.0
100.0
50.0
0.0
4.8
11.0
10.4
213.5
8.0
76.1
4.4
106.9
3.4
85.0
3.6
100.0
3.5
72.1
52.0
120.0
120.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Percent of Current Total Capitalization (1)	0.1%	0.2%	4.7%	1.7%	2.3%	1.8%	2.2%	1.6%	1.1%	2.5%	0.0%	2.5%

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2017 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information August 1, 2017

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information August 1, 2017

Hotel Information as of August  1, 2017

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.01%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.03%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.11%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.09%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	5.92%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.71%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.14%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.79%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	3.79%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.64%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.62%	100%	Leasehold	2091	2006
12	Marriott Quincy	Massachusetts	Marriott	464	3.51%	100%	Fee Simple		2007
13	Hyatt Centric Magnificent Mile	Illinois	Hyatt	419	3.17%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.12%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	407	3.08%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.00%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.79%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.73%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	348	2.64%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.58%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.91%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.89%	100%	Fee Simple		2000
26	Courtyard by Marriott Los Angeles	California	Marriott	187	1.42%	100%	Leasehold	2096	1999
27	Oceans Edge Hotel & Marina (3)	Florida	Independent	175	1.33%	100%	Fee Simple		2017

	Total 27 Hotel Pro Forma Portfolio			13,202	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(3)	Hotel acquired in July 2017.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information August 1, 2017

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information August 1, 2017

Property-Level Operating Statistics

Q2 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$240.19	$235.39	2.0%	90.3%	88.2%	2.4%	$216.89	$207.61	4.5%
2	Boston Park Plaza (1)	$246.09	$220.24	11.7%	95.0%	83.9%	13.2%	$233.79	$184.78	26.5%
3	Renaissance Washington DC	$244.79	$240.50	1.8%	89.0%	90.0%	-1.1%	$217.86	$216.45	0.7%
4	Hyatt Regency San Francisco	$286.47	$300.32	-4.6%	87.5%	93.9%	-6.8%	$250.66	$282.00	-11.1%
5	Renaissance Orlando at SeaWorld ®	$158.56	$154.75	2.5%	81.8%	83.7%	-2.3%	$129.70	$129.53	0.1%
6	Renaissance Harborplace	$176.52	$192.94	-8.5%	81.2%	83.1%	-2.3%	$143.33	$160.33	-10.6%
7	Wailea Beach Resort (1)	$335.22	$254.05	32.0%	82.8%	72.1%	14.8%	$277.56	$183.17	51.5%
8	Renaissance Los Angeles Airport	$159.88	$158.11	1.1%	93.2%	89.9%	3.7%	$149.01	$142.14	4.8%
9	JW Marriott New Orleans	$202.19	$211.24	-4.3%	83.5%	87.3%	-4.4%	$168.83	$184.41	-8.5%
10	Hilton North Houston	$103.14	$107.26	-3.8%	64.3%	84.4%	-23.8%	$66.32	$90.53	-26.7%
11	Hilton Times Square	$295.88	$302.63	-2.2%	99.4%	99.3%	0.1%	$294.10	$300.51	-2.1%
12	Marriott Quincy	$171.99	$168.21	2.2%	84.8%	87.5%	-3.1%	$145.85	$147.18	-0.9%
13	Hyatt Centric Magnificent Mile	$223.86	$232.33	-3.6%	90.1%	89.6%	0.6%	$201.70	$208.17	-3.1%
14	Marriott Boston Long Wharf	$361.11	$339.32	6.4%	90.7%	90.2%	0.6%	$327.53	$306.07	7.0%
15	Hyatt Regency Newport Beach	$174.96	$173.77	0.7%	85.7%	81.0%	5.8%	$149.94	$140.75	6.5%
16	Marriott Tysons Corner	$158.44	$152.79	3.7%	86.3%	91.0%	-5.2%	$136.73	$139.04	-1.7%
17	Marriott Houston	$97.37	$105.05	-7.3%	72.0%	92.8%	-22.4%	$70.11	$97.49	-28.1%
18	Renaissance Long Beach	$191.95	$187.91	2.1%	80.9%	78.8%	2.7%	$155.29	$148.07	4.9%
19	Embassy Suites Chicago	$231.48	$234.68	-1.4%	94.0%	93.0%	1.1%	$217.59	$218.25	-0.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$210.51	$207.04	1.7%	90.8%	89.7%	1.2%	$191.14	$185.71	2.9%
21	Renaissance Westchester	$161.67	$161.15	0.3%	79.7%	83.1%	-4.1%	$128.85	$133.92	-3.8%
22	Embassy Suites La Jolla	$192.50	$182.92	5.2%	87.8%	83.7%	4.9%	$169.02	$153.10	10.4%
23	Marriott Philadelphia	$176.32	$171.10	3.1%	82.0%	82.9%	-1.1%	$144.58	$141.84	1.9%
24	Hilton New Orleans St. Charles	$166.04	$187.48	-11.4%	90.0%	90.6%	-0.7%	$149.44	$169.86	-12.0%
25	Marriott Portland	$191.39	$195.83	-2.3%	86.7%	93.2%	-7.0%	$165.94	$182.51	-9.1%
26	Courtyard by Marriott Los Angeles	$181.00	$178.90	1.2%	96.0%	97.2%	-1.2%	$173.76	$173.89	-0.1%

	26 Hotel Comparable Portfolio (2)	$216.84	$210.09	3.2%	86.7%	87.3%	-0.7%	$188.00	$183.41	2.5%

	Add: Prior Ownership Results (3)
	Oceans Edge Hotel & Marina	$212.60	N/A	N/A	88.1%	N/A	N/A	$187.30	N/A	N/A

	27 Hotel Pro Forma Portfolio (4)	$216.78			86.7%			$187.95
(1)	Operating statistics for the second quarter of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort.
(2)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.  The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)	27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information August 1, 2017

Property-Level Operating Statistics

Q2 YTD 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$244.00	$233.39	4.5%	86.3%	87.5%	-1.4%	$210.57	$204.22	3.1%
2	Boston Park Plaza (1)	$212.68	$189.44	12.3%	78.9%	70.0%	12.7%	$167.80	$132.61	26.5%
3	Renaissance Washington DC	$249.70	$231.95	7.7%	85.2%	82.9%	2.8%	$212.74	$192.29	10.6%
4	Hyatt Regency San Francisco	$303.97	$308.72	-1.5%	86.7%	90.5%	-4.2%	$263.54	$279.39	-5.7%
5	Renaissance Orlando at SeaWorld ®	$177.67	$170.21	4.4%	81.3%	81.8%	-0.6%	$144.45	$139.23	3.7%
6	Renaissance Harborplace	$166.81	$172.82	-3.5%	77.1%	75.1%	2.7%	$128.61	$129.79	-0.9%
7	Wailea Beach Resort (1)	$352.73	$276.94	27.4%	84.8%	82.0%	3.4%	$299.12	$227.09	31.7%
8	Renaissance Los Angeles Airport	$160.67	$157.57	2.0%	91.5%	90.2%	1.4%	$147.01	$142.13	3.4%
9	JW Marriott New Orleans	$209.78	$210.06	-0.1%	84.5%	85.0%	-0.6%	$177.26	$178.55	-0.7%
10	Hilton North Houston	$107.89	$109.09	-1.1%	66.1%	83.0%	-20.4%	$71.32	$90.54	-21.2%
11	Hilton Times Square	$253.02	$260.95	-3.0%	99.3%	99.0%	0.3%	$251.25	$258.34	-2.7%
12	Marriott Quincy	$163.31	$159.47	2.4%	72.9%	77.2%	-5.6%	$119.05	$123.11	-3.3%
13	Hyatt Chicago Magnificent Mile	$187.32	$192.60	-2.7%	76.1%	75.1%	1.3%	$142.55	$144.64	-1.4%
14	Marriott Boston Long Wharf	$302.49	$296.28	2.1%	85.7%	83.8%	2.3%	$259.23	$248.28	4.4%
15	Hyatt Regency Newport Beach	$173.53	$171.21	1.4%	83.4%	80.2%	4.0%	$144.72	$137.31	5.4%
16	Marriott Tysons Corner	$159.97	$149.60	6.9%	79.6%	81.1%	-1.8%	$127.34	$121.33	5.0%
17	Marriott Houston	$100.95	$107.26	-5.9%	74.4%	88.6%	-16.0%	$75.11	$95.03	-21.0%
18	Renaissance Long Beach	$192.20	$186.80	2.9%	81.4%	78.4%	3.8%	$156.45	$146.45	6.8%
19	Embassy Suites Chicago	$188.03	$190.77	-1.4%	85.5%	85.3%	0.2%	$160.77	$162.73	-1.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$170.83	$172.37	-0.9%	78.5%	75.2%	4.4%	$134.10	$129.62	3.5%
21	Renaissance Westchester	$155.82	$150.92	3.2%	70.8%	76.2%	-7.1%	$110.32	$115.00	-4.1%
22	Embassy Suites La Jolla	$192.18	$183.31	4.8%	83.8%	82.7%	1.3%	$161.05	$151.60	6.2%
23	Marriott Philadelphia	$169.17	$166.13	1.8%	74.4%	71.1%	4.6%	$125.86	$118.12	6.6%
24	Hilton New Orleans St. Charles	$175.93	$186.03	-5.4%	88.5%	88.8%	-0.3%	$155.70	$165.19	-5.7%
25	Marriott Portland	$183.04	$184.22	-0.6%	83.4%	88.4%	-5.7%	$152.66	$162.85	-6.3%
26	Courtyard by Marriott Los Angeles	$178.14	$177.76	0.2%	95.6%	97.6%	-2.0%	$170.30	$173.49	-1.8%

	26 Hotel Comparable Portfolio (2)	$210.05	$201.47	4.3%	82.2%	82.5%	-0.4%	$172.66	$166.21	3.9%

	Add: Prior Ownership Results (3)
	Oceans Edge Hotel & Marina	$232.22	N/A	N/A	88.4%	N/A	N/A	$205.28	N/A	N/A

	27 Hotel Pro Forma Portfolio (4)	$210.34			82.3%			$173.11
(1)	Operating statistics for the first six months of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort.
(2)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.  The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)	27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information August 1, 2017

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information August 1, 2017

Operating Statistics by Brand
Q2 and YTD 2017/2016

		For the Three Months Ended June 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	84.5%	$203.35	$171.83	86.2%	$193.98	$167.21	2.8%
Hilton	7	88.1%	$220.68	$194.42	89.6%	$217.13	$194.55	-0.1%
Hyatt	3	87.7%	$242.75	$212.89	89.6%	$254.27	$227.83	-6.6%
Other (2)	1	95.0%	$246.09	$233.79	83.9%	$220.24	$184.78	26.5%

26 Hotel Comparable Portfolio (3)	26	86.7%	$216.84	$188.00	87.3%	$210.09	$183.41	2.5%

27 Hotel Pro Forma Portfolio (4)	27	86.7%	$216.78	$187.95

		For the Six Months Ended June 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	81.5%	202.87	$165.34	82.1%	190.79	$156.64	5.6%
Hilton	7	84.3%	207.35	$174.80	86.5%	202.71	$175.34	-0.3%
Hyatt	3	83.1%	243.87	$202.66	84.0%	249.22	$209.34	-3.2%
Other (2)	1	78.9%	212.68	$167.80	70.0%	189.44	$132.61	26.5%

26 Hotel Comparable Portfolio (3)	26	82.2%	210.05	$172.66	82.5%	201.47	$166.21	3.9%

27 Hotel Pro Forma Portfolio (4)	27	82.3%	210.34	$173.11

(1)	Marriott excludes the Marriott Park City sold in June 2017.
(2)	Other includes the Boston Park Plaza. Other excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.
(3)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(4)

27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017. The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information August 1, 2017

26 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Hyatt
13.5%
Regency 10.9%
Centric 2.6%
Hotels 3
Rooms 1,630
Marriott
51.1%
Hilton
27.7%
Renaissance 24.2%
Marriott 21.3%
JW Marriott 4.2%
Courtyard 1.4%
Hilton 19.4%
Embassy Suites 6.1%
Hilton Garden Inn 2.2%
Hotels 15
Rooms 6,868
Hotels 7
Rooms 3,469
Independent
7.7%

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information August 1, 2017

Operating Statistics by Region
Q2 and YTD 2017/2016

		For the Three Months Ended June 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	88.7%	$220.29	$195.40	88.0%	$221.86	$195.24	0.1%
Other West (2)	4	75.5%	$200.51	$151.39	83.7%	$162.81	$136.27	11.1%
Midwest	3	91.6%	$222.21	$203.54	90.7%	$225.24	$204.29	-0.4%
East	12	87.6%	$217.41	$190.45	87.2%	$211.99	$184.86	3.0%

26 Hotel Comparable Portfolio (3)	26	86.7%	$216.84	$188.00	87.3%	$210.09	$183.41	2.5%

27 Hotel Pro Forma Portfolio (4)	27	86.7%	$216.78	$187.95

		For the Six Months Ended June 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	86.5%	$224.97	$194.60	86.9%	$222.00	$192.92	0.9%
Other West (2)	4	76.8%	$207.26	$159.18	84.8%	$173.41	$147.05	8.2%
Midwest	3	79.9%	$182.47	$145.79	78.4%	$185.86	$145.71	0.1%
East	12	81.5%	$206.18	$168.04	80.1%	$198.69	$159.15	5.6%

26 Hotel Comparable Portfolio (3)	26	82.2%	$210.05	$172.66	82.5%	$201.47	$166.21	3.9%

27 Hotel Pro Forma Portfolio (4)	27	82.3%	$210.34	$173.11

(1)	California excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.
(2)	Other West excludes the Marriott Park City sold in June 2017.
(3)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(4)

27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017. The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information August 1, 2017

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 42

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA
Q2 and YTD 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	(In thousands)	2017	2016		2017	2016
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$12,839	$12,365	4%	$25,888	$24,541	5%
2	Boston Park Plaza (3)	11,720	8,179	43%	11,614	6,487	79%
3	Renaissance Washington DC (3)	8,697	8,692	0%	16,053	13,856	16%
4	Hyatt Regency San Francisco	7,095	9,424	-25%	14,870	17,041	-13%
5	Renaissance Orlando at SeaWorld ®	6,656	6,814	-2%	15,506	14,963	4%
6	Renaissance Harborplace	4,297	5,188	-17%	6,612	6,423	3%
7	Wailea Beach Resort (3)	7,275	2,761	163%	15,930	9,187	73%
8	Renaissance Los Angeles Airport	2,493	2,277	9%	4,603	4,778	-4%
9	JW Marriott New Orleans	4,134	4,452	-7%	9,130	8,347	9%
10	Hilton North Houston	504	1,354	-63%	1,449	2,874	-50%
11	Hilton Times Square	3,532	3,422	3%	3,718	3,689	1%
12	Marriott Quincy	3,070	3,287	-7%	3,641	4,582	-21%
13	Hyatt Centric Magnificent Mile (3)	3,918	5,554	-29%	2,969	4,090	-27%
14	Marriott Boston Long Wharf	7,836	7,332	7%	10,397	10,008	4%
15	Hyatt Regency Newport Beach	3,026	2,412	25%	5,426	4,687	16%
16	Marriott Tysons Corner	2,355	2,529	-7%	4,072	3,897	4%
17	Marriott Houston	487	1,130	-57%	1,328	2,270	-41%
18	Renaissance Long Beach	2,451	2,366	4%	4,851	4,552	7%
19	Embassy Suites Chicago (3)	3,661	4,757	-23%	4,423	5,581	-21%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,739	4,000	-32%	2,707	3,813	-29%
21	Renaissance Westchester	1,564	1,531	2%	1,547	1,599	-3%
22	Embassy Suites La Jolla	2,660	2,384	12%	4,915	4,616	6%
23	Marriott Philadelphia	1,785	1,828	-2%	2,624	2,368	11%
24	Hilton New Orleans St. Charles	1,568	1,998	-22%	3,376	3,636	-7%
25	Marriott Portland	1,950	2,267	-14%	3,406	3,986	-15%
26	Courtyard by Marriott Los Angeles	1,345	1,319	2%	2,528	2,592	-2%

	26 Hotel Comparable Portfolio (4)	109,657	109,622	0%	183,583	174,463	5%

	Add: Sold Hotels (5)
	Sheraton Cerritos	—	444	-100%	—	1,404	-100%
	Fairmont Newport Beach (3)	—	2,219	-100%	1,019	4,034	-75%
	Marriott Park City	(324)	(169)	-92%	2,146	1,827	17%

	Actual Portfolio (6)	$109,333	$112,116	-2%	$186,748	$181,728	3%

*Footnotes on page  44

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 43

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA
Q2 and YTD 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(3)

Hotel Adjusted EBITDA for the second quarter and first six months of 2017 is impacted by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Magnificent Mile $0.3 million. Hotel Adjusted EBITDA for the second quarter of 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million. Hotel Adjusted EBITDA for the first six months of 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

(4)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(5)	Sold Hotels include the Sheraton Cerritos, Fairmont Newport Beach and Marriott Park City, sold in May 2016, February 2017 and June 2017, respectively.
(6)	Actual Portfolio includes both the 26 hotels owned as of June 30, 2016 and the Sold Hotels.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 44

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Margins
Q2 and YTD 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2017	2016	Change in	2017	2016	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (2)	33.6%	34.4%	(80) bps	34.0%	33.9%	10 bps
2	Boston Park Plaza (2)	40.1%	33.9%	620 bps	26.8%	18.3%	850 bps
3	Renaissance Washington DC (2)	35.6%	35.6%	- bps	34.2%	31.3%	290 bps
4	Hyatt Regency San Francisco	26.9%	31.6%	(470) bps	27.1%	29.9%	(280) bps
5	Renaissance Orlando at SeaWorld ®	34.9%	33.3%	160 bps	36.8%	35.2%	160 bps
6	Renaissance Harborplace	33.4%	36.4%	(300) bps	28.2%	27.8%	40 bps
7	Wailea Beach Resort (2)	34.2%	20.0%	1,420 bps	36.2%	28.2%	800 bps
8	Renaissance Los Angeles Airport	28.9%	27.6%	130 bps	27.6%	28.2%	(60) bps
9	JW Marriott New Orleans	40.5%	42.5%	(200) bps	42.4%	39.9%	250 bps
10	Hilton North Houston	11.2%	23.1%	(1,190) bps	15.1%	23.9%	(880) bps
11	Hilton Times Square	26.0%	25.5%	50 bps	16.0%	15.7%	30 bps
12	Marriott Quincy	34.8%	35.6%	(80) bps	25.4%	29.6%	(420) bps
13	Hyatt Centric Magnificent Mile (2)	35.4%	51.0%	(1,560) bps	18.8%	26.7%	(790) bps
14	Marriott Boston Long Wharf	46.1%	44.9%	120 bps	37.5%	37.3%	20 bps
15	Hyatt Regency Newport Beach	27.8%	24.3%	350 bps	26.9%	24.8%	210 bps
16	Marriott Tysons Corner	37.0%	38.4%	(140) bps	34.5%	33.9%	60 bps
17	Marriott Houston	15.0%	26.3%	(1,130) bps	19.2%	26.7%	(750) bps
18	Renaissance Long Beach	34.8%	32.7%	210 bps	33.7%	32.0%	170 bps
19	Embassy Suites Chicago (2)	43.8%	55.4%	(1,160) bps	35.1%	43.1%	(800) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	40.2%	59.7%	(1,950) bps	28.0%	40.0%	(1,200) bps
21	Renaissance Westchester	24.3%	23.9%	40 bps	14.4%	14.8%	(40) bps
22	Embassy Suites La Jolla	42.6%	42.1%	50 bps	41.9%	41.5%	40 bps
23	Marriott Philadelphia	34.7%	35.1%	(40) bps	28.3%	26.7%	160 bps
24	Hilton New Orleans St. Charles	41.3%	46.5%	(520) bps	42.8%	43.1%	(30) bps
25	Marriott Portland	44.7%	48.0%	(330) bps	42.1%	46.1%	(400) bps
26	Courtyard by Marriott Los Angeles	38.2%	37.9%	30 bps	37.1%	37.4%	(30) bps

	26 Hotel Comparable Portfolio (3)	34.5%	35.3%	(80) bps	31.1%	30.7%	40 bps

	26 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (4)	34.5%	34.0%	50 bps	31.1%	30.0%	110 bps

*Footnotes on page  46

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 45

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Margins
Q2 and YTD 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDA Margins for the second quarter and first six months of 2017 are impacted by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Magnificent Mile $0.3 million. Hotel Adjusted EBITDA Margins for the second quarter of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million. Hotel Adjusted EBITDA Margins for the first six months of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

(3)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(4)

26 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 26 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 46

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation Q2 2017

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,243	$8,728	$(289)	$2,448	$1,952	$12,839	33.6%
2	Boston Park Plaza	29,239	6,529	—	5,191	—	11,720	40.1%
3	Renaissance Washington DC	24,414	4,412	—	2,500	1,785	8,697	35.6%
4	Hyatt Regency San Francisco	26,389	4,040	—	3,055	—	7,095	26.9%
5	Renaissance Orlando at SeaWorld ®	19,049	4,429	—	2,227	—	6,656	34.9%
6	Renaissance Harborplace	12,878	2,853	—	1,444	—	4,297	33.4%
7	Wailea Beach Resort	21,270	3,087	—	4,188	—	7,275	34.2%
8	Renaissance Los Angeles Airport	8,637	1,769	—	724	—	2,493	28.9%
9	JW Marriott New Orleans	10,207	2,247	(5)	972	920	4,134	40.5%
10	Hilton North Houston	4,501	(313)	—	817	—	504	11.2%
11	Hilton Times Square	13,577	(318)	72	2,567	1,211	3,532	26.0%
12	Marriott Quincy	8,825	1,905	—	1,165	—	3,070	34.8%
13	Hyatt Centric Magnificent Mile (3)	11,077	2,476	—	1,442	—	3,918	35.4%
14	Marriott Boston Long Wharf	17,013	5,814	—	2,022	—	7,836	46.1%
15	Hyatt Regency Newport Beach	10,900	2,148	—	878	—	3,026	27.8%
16	Marriott Tysons Corner	6,361	1,609	—	746	—	2,355	37.0%
17	Marriott Houston	3,244	(82)	—	569	—	487	15.0%
18	Renaissance Long Beach	7,052	1,649	—	802	—	2,451	34.8%
19	Embassy Suites Chicago (3)	8,355	2,763	—	898	—	3,661	43.8%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,808	1,962	—	777	—	2,739	40.2%
21	Renaissance Westchester	6,432	708	—	856	—	1,564	24.3%
22	Embassy Suites La Jolla	6,237	978	—	1,021	661	2,660	42.6%
23	Marriott Philadelphia	5,141	1,160	—	625	—	1,785	34.7%
24	Hilton New Orleans St. Charles	3,797	979	—	589	—	1,568	41.3%
25	Marriott Portland	4,367	1,542	—	408	—	1,950	44.7%
26	Courtyard by Marriott Los Angeles	3,517	1,055	—	290	—	1,345	38.2%
27	Oceans Edge Hotel & Marina (4)	3,946	572	—	800	—	1,372	34.8%

	27 Hotel Pro Forma Portfolio (5)	321,476	64,701	(222)	40,021	6,529	111,029	34.5%

	Less: Prior Ownership Results (4)
	Oceans Edge Hotel & Marina	(3,946)	(572)	—	(800)	—	(1,372)	34.8%

	26 Hotel Comparable Portfolio (6)	317,530	64,129	(222)	39,221	6,529	109,657	34.5%

	Add: Sold Hotel (7)
	Marriott Park City	1,244	(500)	—	176	—	(324)	-26.0%

	Actual Portfolio (8)	$318,774	$63,629	$(222)	$39,397	$6,529	$109,333	34.3%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 47

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation Q2 2016

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (10)	$35,926	$6,783	$450	$3,476	$1,656	$12,365	34.4%
2	Boston Park Plaza (10)	24,104	4,180	—	3,999	—	8,179	33.9%
3	Renaissance Washington DC (10)	24,409	4,364	—	2,505	1,823	8,692	35.6%
4	Hyatt Regency San Francisco	29,816	5,862	—	3,562	—	9,424	31.6%
5	Renaissance Orlando at SeaWorld ®	20,468	3,903	—	2,228	683	6,814	33.3%
6	Renaissance Harborplace	14,256	3,616	—	1,572	—	5,188	36.4%
7	Wailea Beach Resort (10)	13,813	(1,000)	1,000	2,761	—	2,761	20.0%
8	Renaissance Los Angeles Airport	8,254	1,568	—	709	—	2,277	27.6%
9	JW Marriott New Orleans	10,477	1,971	(4)	1,549	936	4,452	42.5%
10	Hilton North Houston	5,852	499	—	855	—	1,354	23.1%
11	Hilton Times Square	13,439	(339)	78	2,465	1,218	3,422	25.5%
12	Marriott Quincy	9,229	2,163	—	1,124	—	3,287	35.6%
13	Hyatt Centric Magnificent Mile (10)	10,892	4,119	—	1,435	—	5,554	51.0%
14	Marriott Boston Long Wharf	16,335	2,769	—	2,076	2,487	7,332	44.9%
15	Hyatt Regency Newport Beach	9,942	1,410	—	1,002	—	2,412	24.3%
16	Marriott Tysons Corner	6,587	1,748	—	781	—	2,529	38.4%
17	Marriott Houston	4,302	501	—	629	—	1,130	26.3%
18	Renaissance Long Beach	7,234	1,592	—	774	—	2,366	32.7%
19	Embassy Suites Chicago (10)	8,588	2,903	—	900	954	4,757	55.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (10)	6,700	3,247	—	753	—	4,000	59.7%
21	Renaissance Westchester	6,409	674	—	857	—	1,531	23.9%
22	Embassy Suites La Jolla	5,661	809	—	902	673	2,384	42.1%
23	Marriott Philadelphia	5,203	1,225	—	603	—	1,828	35.1%
24	Hilton New Orleans St. Charles	4,295	1,382	—	616	—	1,998	46.5%
25	Marriott Portland	4,719	1,871	—	396	—	2,267	48.0%
26	Courtyard by Marriott Los Angeles	3,484	1,031	—	288	—	1,319	37.9%

	26 Hotel Comparable Portfolio (6)	310,394	58,851	1,524	38,817	10,430	109,622	35.3%

	Add: Sold Hotels (7)
	Sheraton Cerritos	1,491	313	—	131	—	444	29.8%
	Fairmont Newport Beach	8,657	1,138	—	1,081	—	2,219	25.6%
	Marriott Park City	1,519	(660)	—	491	—	(169)	-11.1%

	Actual Portfolio (8)	$322,061	$59,642	$1,524	$40,520	$10,430	$112,116	34.8%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 48

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation
Q2 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the second quarter of 2017 is impacted by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1 million); and Hyatt Centric Magnificent Mile $0.3 million.

(4)

Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results and the Company's pro forma depreciation expense. The Company obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the property (i.e. land, building, furniture, fixtures and equipment) based on preliminary estimates provided by an independent valuation specialist. Depreciable assets were then given lives ranging from 3 to 40 years. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(5)	27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017.
(6)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(7)

Sold Hotels for both the three months ended June 30, 2017 and 2016 include the results generated by the Marriott Park City, sold in June 2017. Sold Hotels for the three months ended June 30, 2016 also include the results generated by the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.

(8)

Actual Portfolio for the three months ended June 30, 2017 includes all 26 hotels owned by the Company as of June 30, 2017, as well as results from the Marriott Park City prior to its sale in June 2017. Actual Portfolio for the three months ended June 30, 2016 includes all 28 hotels owned by the Company as of June 30, 2016, as well as results from the Sheraton Cerritos prior to its sale in May 2016.

(9)

Other Adjustments for the three months ended June 30, 2016 include $1.0 million in lease termination costs at the Wailea Beach Resort. In addition, Other Adjustments for the three months ended June 30, 2016 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.4 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(10)

Hotel Adjusted EBITDA for the second quarter of 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 49

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation Q2 YTD 2017

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$76,058	$16,738	$(579)	$5,947	$3,782	$25,888	34.0%
2	Boston Park Plaza	43,279	1,313	—	10,301	—	11,614	26.8%
3	Renaissance Washington DC	46,881	7,483	—	4,991	3,579	16,053	34.2%
4	Hyatt Regency San Francisco	54,815	8,793	—	6,077	—	14,870	27.1%
5	Renaissance Orlando at SeaWorld ®	42,088	11,059	—	4,447	—	15,506	36.8%
6	Renaissance Harborplace	23,409	3,637	—	2,975	—	6,612	28.2%
7	Wailea Beach Resort	43,990	7,716	—	8,214	—	15,930	36.2%
8	Renaissance Los Angeles Airport	16,687	3,190	—	1,413	—	4,603	27.6%
9	JW Marriott New Orleans	21,519	5,167	(4)	2,133	1,834	9,130	42.4%
10	Hilton North Houston	9,620	(186)	—	1,635	—	1,449	15.1%
11	Hilton Times Square	23,257	(3,971)	149	5,128	2,412	3,718	16.0%
12	Marriott Quincy	14,312	1,349	—	2,292	—	3,641	25.4%
13	Hyatt Centric Magnificent Mile (3)	15,788	90	—	2,879	—	2,969	18.8%
14	Marriott Boston Long Wharf	27,717	6,089	—	4,035	273	10,397	37.5%
15	Hyatt Regency Newport Beach	20,191	3,673	—	1,753	—	5,426	26.9%
16	Marriott Tysons Corner	11,819	2,576	—	1,496	—	4,072	34.5%
17	Marriott Houston	6,913	188	—	1,140	—	1,328	19.2%
18	Renaissance Long Beach	14,394	3,249	—	1,602	—	4,851	33.7%
19	Embassy Suites Chicago (3)	12,601	2,627	—	1,796	—	4,423	35.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9,659	1,159	—	1,548	—	2,707	28.0%
21	Renaissance Westchester	10,711	(166)	—	1,713	—	1,547	14.4%
22	Embassy Suites La Jolla	11,736	1,557	—	2,040	1,318	4,915	41.9%
23	Marriott Philadelphia	9,261	1,371	—	1,253	—	2,624	28.3%
24	Hilton New Orleans St. Charles	7,895	2,184	—	1,192	—	3,376	42.8%
25	Marriott Portland	8,096	2,609	—	797	—	3,406	42.1%
26	Courtyard by Marriott Los Angeles	6,822	1,948	—	580	—	2,528	37.1%
27	Oceans Edge Hotel & Marina (4)	7,877	1,100	—	1,600	—	2,700	34.3%

	27 Hotel Pro Forma Portfolio (5)	597,395	92,542	(434)	80,977	13,198	186,283	31.2%

	Less: Prior Ownership Results (4)
	Oceans Edge Hotel & Marina	(7,877)	(1,100)	—	(1,600)	—	(2,700)	34.3%

	26 Hotel Comparable Portfolio (6)	589,518	91,442	(434)	79,377	13,198	183,583	31.1%

	Add: Sold Hotels (7)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%

	Actual Portfolio (8)	$599,499	$93,908	$(434)	$80,076	$13,198	$186,748	31.2%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 50

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation Q2 YTD 2016

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (10)	$72,418	$13,395	$900	$6,938	$3,308	$24,541	33.9%
2	Boston Park Plaza (10)	35,534	(1,893)	—	7,943	437	6,487	18.3%
3	Renaissance Washington DC (10)	44,249	5,205	—	4,997	3,654	13,856	31.3%
4	Hyatt Regency San Francisco	56,961	9,270	914	6,857	—	17,041	29.9%
5	Renaissance Orlando at SeaWorld ®	42,460	8,829	—	4,424	1,710	14,963	35.2%
6	Renaissance Harborplace	23,108	3,232	—	3,191	—	6,423	27.8%
7	Wailea Beach Resort (10)	32,558	2,837	1,118	5,232	—	9,187	28.2%
8	Renaissance Los Angeles Airport	16,965	3,368	—	1,410	—	4,778	28.2%
9	JW Marriott New Orleans	20,938	3,401	(3)	3,072	1,877	8,347	39.9%
10	Hilton North Houston	12,047	1,169	—	1,705	—	2,874	23.9%
11	Hilton Times Square	23,428	(4,422)	706	5,004	2,401	3,689	15.7%
12	Marriott Quincy	15,479	2,333	—	2,249	—	4,582	29.6%
13	Hyatt Centric Magnificent Mile (10)	15,321	1,225	—	2,865	—	4,090	26.7%
14	Marriott Boston Long Wharf	26,862	884	—	4,151	4,973	10,008	37.3%
15	Hyatt Regency Newport Beach	18,925	2,831	—	1,856	—	4,687	24.8%
16	Marriott Tysons Corner	11,482	2,328	—	1,569	—	3,897	33.9%
17	Marriott Houston	8,504	1,043	—	1,227	—	2,270	26.7%
18	Renaissance Long Beach	14,235	3,017	—	1,535	—	4,552	32.0%
19	Embassy Suites Chicago (10)	12,943	1,860	—	1,808	1,913	5,581	43.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (10)	9,527	2,310	—	1,503	—	3,813	40.0%
21	Renaissance Westchester	10,819	(107)	—	1,706	—	1,599	14.8%
22	Embassy Suites La Jolla	11,131	1,461	—	1,806	1,349	4,616	41.5%
23	Marriott Philadelphia	8,875	1,242	—	1,126	—	2,368	26.7%
24	Hilton New Orleans St. Charles	8,436	2,379	—	1,257	—	3,636	43.1%
25	Marriott Portland	8,652	3,200	—	786	—	3,986	46.1%
26	Courtyard by Marriott Los Angeles	6,935	2,007	—	585	—	2,592	37.4%

	26 Hotel Comparable Portfolio (6)	568,792	72,404	3,635	76,802	21,622	174,463	30.7%

	Add: Sold Hotels (7)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%
	Fairmont Newport Beach (10)	16,550	1,922	—	2,112	—	4,034	24.4%
	Marriott Park City	6,044	851	—	976	—	1,827	30.2%

	Actual Portfolio (8)	$596,232	$76,053	$3,635	$80,418	$21,622	$181,728	30.5%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 51

Supplemental Financial Information August 1, 2017

Property-Level Adjusted EBITDA Reconciliation
Q2 YTD 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the six months ended June 30, 2017 include: a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.6) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the first six months of 2017 is impacted by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Magnificent Mile $0.3 million.

(4)

Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Includes prior ownership results and the Company's pro forma depreciation expense. The Company obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the property (i.e. land, building, furniture, fixtures and equipment) based on preliminary estimates provided by an independent valuation specialist. Depreciable assets were then given lives ranging from 3 to 40 years. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(5)	27 Hotel Pro Forma Portfolio includes all 26 hotels owned by the Company as of June 30, 2017, plus the Oceans Edge Hotel & Marina acquired in July 2017.
(6)	26 Hotel Comparable Portfolio includes all 26 hotels owned by the Company as of June 30, 2017.
(7)

Sold Hotels for both the six months ended June 30, 2017 and 2016 include the results generated by the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively. Sold Hotels for the six months ended June 30, 2016 also include the results generated by Sheraton Cerritos, sold in May 2016.

(8)

Actual Portfolio for the six months ended June 30, 2017 includes all 26 hotels owned by the Company as of June 30, 2017, as well as results from the Fairmont Newport Beach and the Marriott Park City before their sales in February 2017 and June 2017, respectively. Actual Portfolio for the six months ended June 30, 2016 includes all 28 hotels owned by the Company as of June 30, 2016, as well as results from the Sheraton Cerritos before its sale in May 2016.

(9)

Other Adjustments for the six months ended June 30, 2016 include property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; and Wailea Beach Resort $0.1 million. In addition, Other Adjustments for the six months ended June 30, 2016 include: $1.0 million in lease termination costs at the Wailea Beach Resort; and a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.9 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(10)

Hotel Adjusted EBITDA for the first six months of 2016 is impacted  by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 52